Exhibit 99.1

             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  MAY 12, 2003

                       RATED
                       WATER
       RIG NAME        DEPTH     DESIGN                    LOCATION           STATUS*             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted       Walter Oil & Gas

----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg              GOM            Contracted         Noble Energy
                                 Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg           Indonesia          Shipyard                -
                                 Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg           Indonesia         Contracted             CNOOC
                                 Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg              GOM            Contracted         Noble Energy
                                 Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg              GOM            Contracted        Hunt Petroleum
                                 Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg              GOM            Contracted          BP America
                                 Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg              GOM            Contracted         Taylor Energy
                                 Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg              GOM        Equipment upgrade            -
                                 Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg              GOM         Shipyard--Special           -
                                 Cantilever                                    Survey
----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg              GOM       Shipyard for cantilever       -
                                 Cantilever                                    upgrade
----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM               Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea       Special Survey             -
----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia      Shipyard--Special           -
                                                                               Survey
----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
       RIG NAME        DEPTH     DESIGN                    LOCATION           STATUS*             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted              EDC
----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'    Bingo 3000                North Sea         Contracted          Norsk Hydro
----------------------------------------------------------------------------------------------------------------
Ocean Patriot          1,500'    Bingo 3000               South Africa       Contracted            Pioneer
----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                    Australia            Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam
----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted       Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted       Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted             Devon
----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted             Shell
----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted             LLOG
                                 Pacesetter
----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted            Murphy
----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted             Devon
----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted             Devon
----------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class             Indonesia         Contracted            Unocal
----------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
----------------------------------------------------------------------------------------------------------------



                                       2

                       RATED
                       WATER
       RIG NAME        DEPTH     DESIGN                    LOCATION           STATUS*             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico




** TABLE CONTINUED... **


       RIG NAME             CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Crusader          second of two wells       early March 2003          mid May 2003
----------------------------------------------------------------------------------------------
Ocean Drake                  12 months            late August 2002        late August 2003
----------------------------------------------------------------------------------------------
Ocean Champion                   -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Columbia          one well plus option       mid April 2003           mid May 2003
----------------------------------------------------------------------------------------------
Ocean Sovereign                  -                mid January 2003          late May 2003
----------------------------------------------------------------------------------------------
Ocean Heritage         12 month term program     late December 2002      mid September 2003
----------------------------------------------------------------------------------------------
Ocean Spartan           one well plus option        mid May 2003            mid July 2003
----------------------------------------------------------------------------------------------
Ocean Spur              one well plus option       mid April 2003           mid May 2003
----------------------------------------------------------------------------------------------
Ocean King                60-day extension        early April 2003          mid July 2003
----------------------------------------------------------------------------------------------
Ocean Nugget         fourth of seven well option   mid March 2003        mid September 2003
----------------------------------------------------------------------------------------------
Ocean Summit                     -                early April 2003          mid May 2003
----------------------------------------------------------------------------------------------
Ocean Warwick             60-day extension         mid April 2003           mid May 2003
----------------------------------------------------------------------------------------------
Ocean Titan                   one well           early October 2002         mid May 2003
----------------------------------------------------------------------------------------------
Ocean Tower                      -                mid August 2002           mid May 2003
----------------------------------------------------------------------------------------------
Ocean Liberator                  -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Century                    -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Ambassador                 -               late February 2003               -
----------------------------------------------------------------------------------------------
Ocean Nomad                      -               late January 2003                -
----------------------------------------------------------------------------------------------
Ocean New Era                    -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Bounty                     -                late March 2003           mid May 2003
----------------------------------------------------------------------------------------------
Ocean Guardian        one year plus one year      early April 2003         late March 2004
                              option
----------------------------------------------------------------------------------------------


                                        1

       RIG NAME             CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Princess                One well             mid April 2003           mid May 2003
----------------------------------------------------------------------------------------------
Ocean Whittington                -              late September 2002               -
----------------------------------------------------------------------------------------------
Ocean Vanguard            Bareboat charter       early January 2003         mid May 2003
----------------------------------------------------------------------------------------------
Ocean Patriot          two wells plus option      early April 2003         early June 2003
----------------------------------------------------------------------------------------------
Ocean Epoch                      -              early February 2003               -
----------------------------------------------------------------------------------------------
Ocean General           First of two option     early February 2003         mid May 2003
                         wells plus demobe
----------------------------------------------------------------------------------------------
Ocean Prospector                 -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Endeavor                   -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Concord           one well plus option      late April 2003           mid June 2003
----------------------------------------------------------------------------------------------
Ocean Lexington        two wells plus option       early May 2003          early June 2003
----------------------------------------------------------------------------------------------
Ocean Saratoga          one well plus option        mid May 2003            mid June 2003
----------------------------------------------------------------------------------------------
Ocean Yorktown        15-well development plus   mid September 2001        late June 2003
                              options
----------------------------------------------------------------------------------------------
Ocean Voyager                    -                       -                        -
----------------------------------------------------------------------------------------------
Ocean Yatzy              five-year term plus    early November 1998      early November 2003
                              option
----------------------------------------------------------------------------------------------
Ocean Worker            one well plus option      late April 2003          early July 2003
----------------------------------------------------------------------------------------------
Ocean Quest           Swap to complete Valiant   early January 2003         mid June 2003
                             contract
----------------------------------------------------------------------------------------------
Ocean Winner             one year extension     early November 2002      early November 2003
----------------------------------------------------------------------------------------------
Ocean Alliance           four-year contract     early September 2000    early September 2004
----------------------------------------------------------------------------------------------
Ocean Star              nine month term work      early March 2003       mid September 2003
----------------------------------------------------------------------------------------------
Ocean Victory           one well plus option     mid February 2003          mid May 2003
----------------------------------------------------------------------------------------------
Ocean America                 one well            mid October 2002         early June 2003
----------------------------------------------------------------------------------------------
Ocean Valiant                 one well            late April 2003           mid June 2003
----------------------------------------------------------------------------------------------
Ocean Baroness          400 days plus option      late March 2003          early May 2004
----------------------------------------------------------------------------------------------
Ocean Rover                      -               early January 2002               -
----------------------------------------------------------------------------------------------



                                        2

       RIG NAME             CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Confidence           five-year term        early January 2001      early January 2006
----------------------------------------------------------------------------------------------
Ocean Clipper            one-year extension      mid February 2003       early January 2004
----------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico




** TABLE CONTINUED... **

                         DAYRATE
       RIG NAME       (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean Crusader           low 20's     Two additional wells plus option with Walter in
                                      lower 20's ending mid August 2003.
------------------------------------------------------------------------------------------
Ocean Drake             high teens    Rig currently scheduled for 30-day downtime for
                                      survey beginning late 2nd Qtr.-early 3rd Qtr.
------------------------------------------------------------------------------------------
Ocean Champion               -        Cold Stacked Feb. '02
------------------------------------------------------------------------------------------
Ocean Columbia           low 20's     One well plus option with Noble in mid 20's ending
                                      mid June 2003
------------------------------------------------------------------------------------------
Ocean Sovereign              -        In shipyard for water depth upgrade
------------------------------------------------------------------------------------------
Ocean Heritage          upper 40's    available.
------------------------------------------------------------------------------------------
Ocean Spartan            low 20's     available.
------------------------------------------------------------------------------------------
Ocean Spur               low 20's     available.
------------------------------------------------------------------------------------------
Ocean King               mid 20's     available
------------------------------------------------------------------------------------------
Ocean Nugget             mid 20's     available.
------------------------------------------------------------------------------------------
Ocean Summit                 -        Top Drive Installation
------------------------------------------------------------------------------------------
Ocean Warwick                -        Contract with BP thru late July 2003 in mid 20's
                                      following survey.
------------------------------------------------------------------------------------------
Ocean Titan              low 20's     Cantilever upgrade ending mid November 2003.
------------------------------------------------------------------------------------------
Ocean Tower                  -        Two wells with Ridgelake Energy beginning mid May
                                      in upper 20's ending early July 2003.
------------------------------------------------------------------------------------------
Ocean Liberator              -        Cold stacked Nov. '02
------------------------------------------------------------------------------------------
Ocean Century                -        Cold stacked July '98
------------------------------------------------------------------------------------------
Ocean Ambassador             -        available.
------------------------------------------------------------------------------------------
Ocean Nomad                  -        Special survey ending mid June 2003.
------------------------------------------------------------------------------------------
Ocean New Era                -        Cold stacked Dec. '02
------------------------------------------------------------------------------------------
Ocean Bounty                 -        Three plus two well program with Inpex in Australia
                                      in lower 70's beginning mid June and ending early
                                      December 2003.
------------------------------------------------------------------------------------------
Ocean Guardian           low 50's     available
------------------------------------------------------------------------------------------


                                        1

                         DAYRATE
       RIG NAME       (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean Princess           low 40's     available
------------------------------------------------------------------------------------------
Ocean Whittington            -        available.
------------------------------------------------------------------------------------------
Ocean Vanguard           low 10's     available.
------------------------------------------------------------------------------------------
Ocean Patriot           upper 50's    available.
------------------------------------------------------------------------------------------
Ocean Epoch                  -        available.
------------------------------------------------------------------------------------------
Ocean General           upper 50's    available.
------------------------------------------------------------------------------------------
Ocean Prospector             -        Cold stacked Oct. '99
------------------------------------------------------------------------------------------
Ocean Endeavor               -        Cold stacked March '02
------------------------------------------------------------------------------------------
Ocean Concord           upper 30's    available
------------------------------------------------------------------------------------------
Ocean Lexington         upper 30's    available
------------------------------------------------------------------------------------------
Ocean Saratoga           low 40's     available.
------------------------------------------------------------------------------------------
Ocean Yorktown           low 60's     available.
------------------------------------------------------------------------------------------
Ocean Voyager                -        Cold stacked March '02
------------------------------------------------------------------------------------------
Ocean Yatzy                120's      available.
------------------------------------------------------------------------------------------
Ocean Worker             mid 40's     available
------------------------------------------------------------------------------------------
Ocean Quest              low 80's     available.
------------------------------------------------------------------------------------------
Ocean Winner             low 60's     Scheduled for survey in 3rd Qtr. Estimated downtime
                                      60 days.
------------------------------------------------------------------------------------------
Ocean Alliance             110's      Scheduled for survey in 4th Qtr. Estimated downtime
                                      60 days.
------------------------------------------------------------------------------------------
Ocean Star               mid 80's     available.
------------------------------------------------------------------------------------------
Ocean Victory            mid 70's     available.
------------------------------------------------------------------------------------------
Ocean America           upper 60's    available
------------------------------------------------------------------------------------------
Ocean Valiant           upper 50's    available.
------------------------------------------------------------------------------------------
Ocean Baroness             110's      available.
------------------------------------------------------------------------------------------
Ocean Rover                  -        Upgrade estimated completion early 3rd Qtr. 2003,
                                      followed by LOI for 3 well program with Murphy in
                                      Malaysia in 110's ending early December.
------------------------------------------------------------------------------------------



                                       2

                         DAYRATE
       RIG NAME       (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean Confidence           170's      available.
------------------------------------------------------------------------------------------
Ocean Clipper              100's      available.
------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico




** TABLE COMPLETE **




                                       3